Exhibit 99.1

ALLSCRIPTS AND ECLIPSYS STOCKHOLDERS

APPROVE MERGER

CHICAGO and ATLANTA—August 13, 2010—Allscripts-Misys Healthcare Solutions, Inc. (NASDAQ: MDRX) (Allscripts), the leading provider of clinical software, information and connectivity solutions for physicians, and Eclipsys Corporation (NASDAQ: ECLP), a leading enterprise provider of solutions and services for hospitals and clinicians, today announced that stockholders of each company approved the merger of Allscripts and Eclipsys.

At the special meeting of Allscripts stockholders, held earlier today, 99% of the Allscripts shares voted were in favor of the issuance of Allscripts shares to stockholders of Eclipsys in the merger. At the special meeting of Eclipsys stockholders, also held earlier today, 99% of the Eclipsys shares voted approved the merger (representing 83% of the shares outstanding).

“The overwhelming support shown by stockholders of both Allscripts and Eclipsys demonstrates that, in addition to our clients and prospects, the market understands the compelling value of this strategic combination,” said Glen Tullman, Chief Executive Officer of Allscripts. “These approvals mark a key step forward towards creating a clear leader in healthcare information technology, with the most comprehensive solution offering for healthcare organizations of every size and setting.”

Phil Pead, President and Chief Executive Officer of Eclipsys, commented “The rapid changes occuring in healthcare demand solutions that span the complex venues of care. With the industry’s largest client base, our merged company will be well positioned to respond to these changes by delivering solutions that improve the quality and lower the cost of care while providing a seamless patient experience.”

Under the terms of the merger agreement announced on June 9, 2010, Eclipsys stockholders will receive 1.2 shares of Allscripts for each share of Eclipsys. Allscripts and Eclipsys expect the transaction to be completed promptly after all other conditions to the merger are satisfied, including the completion of the sale of no less than 25 million shares of Allscripts common stock currently held by Misys plc (LSE: MSY) in an underwritten public offering and the completion of Allscripts repurchase from Misys (or one or more of its subsidiaries) of 24.4 million shares of Allscripts common stock.

About Allscripts

Allscripts uses innovation technology to bring health to healthcare. More than 160,000 physicians, 800 hospitals and nearly 10,000 post-acute and homecare organizations utilize Allscripts to improve the health of their patients and their bottom line. The company’s award-winning solutions include electronic health records, electronic prescribing, revenue cycle management, practice management, document management, care management, emergency department information systems and homecare automation. Allscripts is the trade name of Allscripts-Misys Healthcare Solutions, Inc. To learn more, visit www.allscripts.com.

For more Allscripts news, follow us on Twitter at: http://twitter.com/AllscriptsMisys

About Eclipsys

Eclipsys is a leading provider of advanced integrated clinical, revenue cycle and performance management software, clinical content and professional services that help healthcare organizations improve clinical, financial and operational outcomes. For more information, see www.eclipsys.com.

Cautionary Statement

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding the proposed merger between Eclipsys and Allscripts, the proposed total number of shares to be sold, the per share price of such shares, and purchasers in, the secondary offering of Allscripts shares, the anticipated benefits of the proposed transaction, including future financial and operating results, the strategic opportunities available to the combined company, the combined company’s plans, objectives, expectations and intentions, platform and product integration, the connection and movement of data among hospitals, physicians, patients and others, merger synergies and cost savings, client attainment of “meaningful use” and accessibility of federal stimulus payments, enhanced competitiveness and accessing new client opportunities, market evolution, the benefits of the combined companies’ products and services, the availability of financing, future events, developments, future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Allscripts, Eclipsys or the combined company or the proposed transaction.

Such risks, uncertainties and other factors include, among other things: any conditions or contingencies imposed in connection with the proposed merger; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the market factors that could affect the total number of shares and the per share price of the shares sold in the secondary offering of Allscripts shares; the failure of ValueAct Capital to purchase shares of Allscripts in the secondary offering; the possibility that the expected synergies, efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the contemplated financing is unavailable; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; competition within the industries in which Allscripts and Eclipsys operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put Allscripts and Eclipsys at a competitive disadvantage in the marketplace; unexpected requirements to achieve interoperability certification pursuant to the Certification Commission for Healthcare Information Technology could result in increased development and other costs for Allscripts and Eclipsys; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that Allscripts’ and Eclipsys’ products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; Allscripts’ and Eclipsys’ ability to establish and maintain strategic relationships; undetected errors or similar problems in Allscripts’ and Eclipsys’ software products; the outcome of any legal proceeding that has been or may be instituted against Allscripts, Misys plc or Eclipsys and others; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of Allscripts’ and Eclipsys’ software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; Allscripts’ and Eclipsys’ ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining Allscripts’ and Eclipsys’ intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and Allscripts’ and Eclipsys’ ability to obtain, use or successfully integrate third-party licensed technology; and breach of Allscripts’ or Eclipsys’ security by third parties. See Allscripts’ and Eclipsys’ Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended May 31, 2010 and December 31, 2009, respectively, the definitive joint proxy statement/prospectus/information statement mailed by Allscripts and Eclipsys to their respective stockholders on or about July 15, 2010, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to Allscripts’ and Eclipsys’ respective businesses. The statements herein speak only as of their date and neither Allscripts nor Eclipsys undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations.

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Contacts:

Allscripts contacts:

Investors:

Seth Frank

Vice President, Investor Relations

312-506-1213

Seth.Frank@Allscripts.com

Media:

Todd Stein

Senior Manager, Public Relations

510-417-0612

Todd.Stein@Allscripts.com

Eclipsys contacts:

Investors:

Jason Cigarran,

Vice President, Investor Relations

404-847-5965

Jason.Cigarran@Eclipsys.com

Media:

Robin Wrinn

Director, Public Relations

404-234-1445

Robin.Wrinn@Eclipsys.com

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